UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 19, 2004

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

            000-21642                                    35-1617970
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    (Commission File Number)                  (IRS Employer Identification No.)

                7337 West Washington Street
                   Indianapolis, Indiana                      46231
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         (Address of Principal Executive Offices)           (Zip Code)

                                 (317) 247-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

     See Item 5.02 for a description of an employment agreement for a newly appointed executive officer, which description is incorporated in this Item 1.01 by this reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
                       Appointment of Principal Officers.

     On October 19, 2004, the Company appointed David M. Wing as its Executive Vice President and Chief Financial Officer. Mr. Wing had previously served in the same capacities with the Company from March 2003 until June of this year. The Company also appointed Gilbert F. Viets, who served as Executive Vice President and Chief Financial Officer from June 2004 to October 2004 as Chief Restructuring Officer of the Company effective October 19, 2004.

     The Company entered into an employment agreement with Mr. Wing. The agreement is for an indefinite period of time until the earlier of such time as Mr. Wing resigns or voluntarily terminates his employment or the Company's Board of Directors terminates his employment, removes him from office or appoints him to another position. The agreement provides for the payment of a sign-up bonus in the amount of $157,500 and sets a beginning annual salary of $315,000 per year.

     Mr. Wing, age 53, served as a director and Executive Vice President and Chief Financial Officer of the Company from March 2003 until June 2004. From 1994 to 2003, he was the Company's Vice President and Controller. Before joining the Company, Mr. Wing held several leadership positions with American Airlines over a period of 15 years, including Managing Director of Canadian Accounting Services, Managing Director of Corporate Receivables and Senior Manager of Accounting and Control. Mr. Wing, a Certified Public Accountant, is a graduate of the University of Tulsa where he also holds a Masters in Business Administration. Mr. Wing is a citizen of the United States.

     Mr. Viets, age 61, served as Executive Vice President and Chief Financial Officer of the Company from June 2004 to October 2004. He is a director of the Company and served as Chairman of the Audit Committee from May 2003 to June 2004. He was also a clinical professor in the Systems and Accounting Program of the Kelley School of Business at Indiana University, Bloomington, Indiana. Mr. Viets, a Certified Public Accountant, was with Arthur Andersen LLP for 35 years before retiring in 2000. He graduated from Washburn University of Topeka, Kansas. He has been active in numerous civic organizations and presently serves on the finance committees of St. Vincent Hospital and Healthcare Center, Inc. and St. Vincent Health, both located in Indianapolis, Indiana. Mr. Viets is a citizen of the United States.

     On October 25, 2004, the Company issued press releases relating to these matters. Copies of the press releases are attached hereto as Exhibit 99.1 and
99.2 and are incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

                  (c)      Exhibits

                  99.1     Press Release, dated October 25, 2004.

                  99.2     Press Release, dated October 25, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Dated:  October 25, 2004
                     ATA HOLDINGS CORP.

                    By:        /s/  Brian T. Hunt
                    Name:  Brian T. Hunt,
                    Title: Vice President and General Counsel

                                INDEX TO EXHIBITS


Exhibit No.               Description

99.1                      Press Release, dated October 25, 2004.

99.2                      Press Release, dated October 25, 2004.